Exhibit 10.1

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain identified information marked with [*****] has been excluded from the exhibit because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

[*****]

MASTER SERVICES AGREEMENT

THIS MASTER SERVICES AGREEMENT (this “Agreement”) is dated as of September 27, 2022, (“Effective Date”), by and between Richtech Robotics Inc. (dba Richtech Robotics) (“Vendor”), with principal offices at 4175 CAMERON ST STE 1 LAS VEGAS NV 89103-3772, and [*****] with principal offices at [*****]

ARTICLE I: SERVICES

1.1 Services. Upon and subject to the terms and conditions of this Agreement, [*****] hereby hires Vendor to perform the services (“Services”) as described in one or more statements of work mutually agreed upon, signed by both parties, and referencing this Agreement (each, a “Statement of Work” or “SOW”). Any changes to the Services shall require mutual agreement of the parties as evidenced in a written and signed amendment. In the event of a conflict between the terms of this Agreement and the terms of a Statement of Work, the terms of this Agreement shall prevail.

1.2 Standard of Service. All services to be provided by Vendor shall be performed: (a) in accordance with the terms and subject to the conditions set forth in the respective Statement of Work and this Agreement; and (b) in a timely, workmanlike manner by qualified personnel exercising care, skill, and diligence consistent with industry standards, and will devote adequate resources to meet its obligations hereunder.

1.3 No Conflicts. Vendor represents and warrants that Vendor has no current commitments or obligations that will conflict with or otherwise interfere with or impede the performance of the Services called for under this Agreement and shall refrain from permitting any such conflicts or interference.

ARTICLE II: TERM AND TERMINATION

2.1 This Agreement shall commence on the Effective Date and shall continue for two (2) years from the Effective Date or the earlier termination of this Agreement as provided in this Article II (the “Term”). The parties may agree in writing to extend the Term of this Agreement on a month-to-month basis on the same terms and conditions set forth in this Agreement with an appropriate adjustment for the shortened extension Term.

2.2 This Agreement and any SOW may be terminated by [*****] with or without cause, upon thirty (30) days written notice to Vendor. Termination of this Agreement shall also terminate all SOWs then in effect.

2.3 Upon the effective date of any termination of this Agreement, all legal obligation, rights and duties arising out of this Agreement shall terminate except that: (i) [*****] shall remain obligated to pay any balance due to Vendor for Services provided and compensation earned hereunder; (ii) the confidentiality restrictions, ownership of proprietary rights provisions, and independent contractor provisions of this Agreement shall continue to apply and shall survive the termination of this Agreement as ongoing covenants between the parties; (iii) Vendor shall have the continuing obligation to return to [*****] all tangible and intangible property of [*****] and all versions of any Proprietary Products (as defined below) of [*****] or developed for [*****] during the term of this Agreement; and (iv) Vendor shall have the ongoing duty and obligation to confirm in writing and take all reasonable steps to secure proprietary rights in the Proprietary Products in the name and exclusive ownership of [*****]

ARTICLE III: FEES AND PAYMENTS

3.1 Payments. As consideration for the performance of the Services, [*****] shall pay Vendor the fees and expenses set forth in the applicable SOW. Any expenses must be pre-approved by [*****] and must be reasonable and documented. Except for any amounts disputed by [*****] in good faith, [*****] agrees to pay invoices within thirty days from [*****] receipt of the invoice, accompanied by any documentation reasonably requested by [*****] evidencing all charges.

3.2 Fees for Services.

A. Fixed Price. If the Services are to be paid on a “Fixed Price” basis, Vendor will invoice [*****] for work performed under the SOW. If Vendor is delayed in completing the Services beyond the estimated duration as set forth in the SOW shall result in a discount of such Fixed Price to [*****] provided such delay is not due to [*****] unreasonable lack of availability, failure to cooperate, failure to provide information required by Vendor to provide the Services, and/or provision of materially inaccurate or misleading information. Vendor shall promptly notify [*****] if it becomes aware that its performance of the Professional Services may be delayed.

B. Time & Materials. If the Services are to be paid on a time and materials (“T&M”) basis, the Services shall be provided at Vendor’s T&M rates in effect as of the start date of the SOW. On a T&M engagement, if an estimated total amount is stated in the applicable SOW, that amount is solely a good faith estimate for [*****] budgeting and Vendor’s resource scheduling purposes and not a guarantee that the Services will be completed for that amount; the actual amount may be higher or lower. If the estimated amount is expected to exceed the budgeted amount based on rate or estimates, Vendor will immediately notify [*****] If [*****] consents to continuing to incur additional expenses past the estimated amount, Vendor shall continue to provide Services on a T&M basis under the same rates and terms.

3.3 Payments to be Withheld. Vendor agrees that [*****] may withhold payments for the following reasons:

a.	The Services are found to be defective and are not remedied.

b.	Vendor does not make prompt and proper payment to its employees, agents, subcontractors, and/or suppliers.

c.	Another vendor is damaged by an act for which Vendor is responsible.

d.	Claims or liens are filed against [*****] with respect to Vendor’s work.

e.	According to the schedule, or in the reasonable opinion of [*****] Vendor’s work is not progressing at a reasonable rate towards completion.

f.	[*****] reasonable belief that works cannot or will not be completed in accordance with all the terms of this Agreement.

g.	In the event [*****] is fined by any governmental agency for violation of law, ordinance, administrative ruling and/or court order on account of or arising out of action by Vendor or its employees, subcontractors, or agents.

h.	Costs, fines, loss, liability, fees, or damages suffered by [*****] which were caused by acts or omissions of Vendor, its agents, subcontractors, or employees.

ARTICLE IV: OWNERSHIP AND USE OF PROPRIETARY PROPERTY

4.1 Unless otherwise expressly set forth in the applicable SOW, Vendor expressly acknowledges and agrees that any and all proprietary materials created by Vendor or any agent thereof in the scope of providing service hereunder shall be created as “works made for hire” as defined in the United States Copyright Act, and that [*****] shall be the true and lawful owner of all copyrights and other proprietary rights in and to such items and shall be considered to be the sole and exclusive author of such materials within the meaning of the United States Copyright Act. These items shall include, but shall not necessarily be limited to, any and all deliverables resulting from Vendor’s services or contemplated by this Agreement, all tangible results and proceeds of Vendor’s services, work in progress, records, diagrams, notes, drawings, specifications, schematics, documents, designs, improvements, inventions, discoveries, developments, trademarks, trade secrets, [*****] lists, databases, software, programs, middleware, applications, or solutions conceived, made or discovered by Vendor, solely or in collaboration with others, during the period of this Agreement which relate in any manner to the service provided by Vendor to [*****] (collectively, the “(collectively, the “Proprietary Products”).

4.2 Furthermore, Vendor agrees to execute any and all documents and take all other actions necessary to vest full rights and ownership of such materials and the copyrights, patents, or other proprietary rights therefore in [*****] including but not limited to, executing confirmations of the work for hire status of Vendor, executing copyright assignments irrevocably and fully assigning all copyrights to [*****] Vendor hereby waives any other rights in and to such Proprietary Products that may attach or arise under any federal, state, local, international laws or the laws of any other country or jurisdiction, including but not limited to so-called “moral rights.”

4.3 In the event that Vendor intends or plans to integrate any work that was previously created by Vendor into any work product to be created in furtherance of the performance of services hereunder, Vendor shall first provide written notice to [*****] and seek [*****] written approval of the incorporation of such items. In the event that [*****] consents, in its sole discretion, to the incorporation of such items into the work product to be created for [*****] is hereby granted a worldwide, royalty free, perpetual, irrevocable license to use, distribute, modify, publish, and otherwise exploit the incorporated items in connection with the work product that is developed for [*****]

4.4 With respect to any deliverables licensed to [*****] in an SOW, Vendor represents and warrants that: (i) it is and will remain the sole and exclusive legal owner of the entire right, title and interest in and to the licensed deliverables; (ii) the licensed deliverable, and [*****] use thereof, will be free and clear of encumbrances, liens, and security interests of any kind; (iii) when used by [*****] such licensed deliverables will not infringe, misappropriate, or otherwise violate any intellectual property rights of a third party; and (iv) neither its grant of the license, nor the Services or any performance by Vendor under this Agreement will at any time conflict with or violate any applicable law, or require the approval of, or payment made to a third party.

4.5 Nothing in the Agreement shall give Vendor any right, title or interest in or to any of the property rights and interests in and to [*****] or any affiliate or the trademarks, trade names, service marks, insignias, trade dress and designs which [*****] may from time to time employ in the conduct of its business. Vendor agrees that such items are the exclusive property of [*****] and Vendor now asserts no claim and will hereafter assert no claim to any goodwill, reputation or ownership thereof by virtue of Vendor’s recommendations with respect thereto, or otherwise.

ARTICLE V: GUARANTIES & WARRANTIES

5.1 Guaranties and Warranties. Vendor represents and warrants to [*****] that all materials used for the Services, and made a part of or in connection with the Services, are of good quality, free of defects, and in conformity with the terms of the applicable SOW. Vendor further guarantees all equipment, material, supplies, and work furnished by Vendor shall be free from defective construction and/or installation for a period of not less than one (1) year from the date of delivery to [*****] Vendor agrees to make all repairs and correct such defects at Vendor’s expense under this guarantee. Vendor shall supply [*****] with all warranty and guaranty documents relevant to the equipment and materials incorporated into the deliverables under the applicable SOW.

ARTICLE VI: CONFIDENTIAL INFORMATION

6.1 [*****]

6.2 [*****]

6.3 [*****]

6.4 [*****]

6.5 [*****]

ARTICLE VII: INDEMNIFICATION; INSURANCE

7.1 [*****]

7.2 [*****]

7.3 [*****]

a.	[*****]

b.	[*****]

c.	[*****]

d.	[*****]

e.	[*****]

f.	[*****]

[*****]

ARTICLE VIII: MISCELLANEOUS PROVISIONS

8.1 Notices. Any notification or written communication required by or contemplated under the terms of this Agreement shall be in writing and shall deemed to be delivered upon the earlier of actual receipt or three days after having been deposited with the United States Postal Services (by Certified Mail, Return Receipt Requested) or a nationally recognized delivery service with electronic tracking confirmation on an overnight or second-day service. All notices shall be in writing and sent to: (i) Vendor at Vendor’s Address; and (ii) [*****] at [*****] Address to the attention of [*****] representative and another copy to the attention of the Corporate Legal Department.

8.2 No Assignment. Neither this Agreement nor any right, interest, duty or obligation hereunder may be assigned, transferred or delegated by Vendor without the written consent of [*****] (to be provided solely at [*****] sole discretion).

8.3 Publicity. Vendor shall not be permitted to make any press releases or disclose to any other party, in any marketing or advertising material or any other means of communication, the existence of the relationship between [*****] and Vendor or the existence or any terms of conditions of this Agreement or use [*****] name, logos, and other trademarks without [*****] prior written consent.

8.4 Subcontractors. Vendor shall remain fully responsible for the acts and/or omissions of its subcontractors and for their compliance with the terms of this Agreement.

8.5 Breach of Contract. In the event Vendor breaches this Agreement or any other agreement with [*****] then [*****] shall be entitled to retain all sums due Vendor and shall be entitled to cause the Services to be performed by others and shall apply sums then due Vendor against such costs of completion and thereafter to the cost of any obligations arising under the provisions of this Agreement or any other agreement. In the event cost of such completion results in deficiency, Vendor shall be fully responsible for the deficiency plus any damages, court costs, and reasonable attorney’s fees incurred by [*****] At all times during the performance of this Agreement, [*****] shall be entitled to hold, for all work in progress, statutory sums in accordance with the laws of the state. Vendor waives his right to constitutional and statutory liens on any job not fully performed.

8.6 Independent Contractor Status. The parties agree that Vendor shall be an independent contractor and not an agent, employee, partner or representative of [*****] shall have no right to direct or control the details of Vendor’s work. Both parties acknowledge that Vendor is not an employee or agent of [*****] Vendor agrees to comply with all tax laws applicable to the operation of a business such as Vendor’s, including, but not limited to, the reporting of all gross receipts therefrom as income from the operation of a business, the payment of all self-employment taxes, compliance with all employment tax requirements for withholding on any employees used by Vendor, and compliance with state employment workmen’s compensation laws.

8.7 Interpretation and Construction. This Agreement contains the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes and replaces all prior discussions, agreements, proposals, understandings, whether orally or in writing, between the parties related to the subject matter of this Agreement. This Agreement may be changed, modified or amended only in a written agreement that is duly executed by authorized representatives of the parties. If any provisions hereof are deemed to be illegal or unenforceable by a court of competent jurisdiction, the enforceability of effectiveness of the remainder of the Agreement shall not be affected and this Agreement shall be enforceable without reference to the unenforceable provision. No party’s waiver of any breach or accommodation to the other party shall be deemed to be a waiver of any subsequent breach. The headings and subheadings contained in this Agreement are used solely for convenience and do not constitute a part of the Agreement, nor should they be used to aid in any manner in the construction or interpretation of the general terms and conditions. The definition of terms used, interpretation or construction of this Agreement, and the rights of all parties hereunder, shall be interpreted, construed, and governed by the laws of the State of California.

8.8 Taxes, Duties, and Fees. Except as expressly provided elsewhere in the Agreement, [*****] shall pay for all taxes related to the Services provided by Vendor excluding the excise, franchise and income taxes of Vendor.

8.9 Force Majeure. No party shall be liable or responsible to the other party, or be deemed to have defaulted under or breached this Agreement, for any failure or delay in fulfilling or performing any term of this Agreement when and to the extent such failure or delay is caused by or results from acts beyond the impacted party’s (“Impacted Party”) reasonable control, including without limitation the following force majeure events (“Force Majeure Events”): (a) acts of God; (b) flood, fire, earthquake, pandemics or epidemics, or explosion; (c) war, invasion, hostilities (whether war is declared or not), terrorist threats or acts, riot, or other civil unrest; (d) government order, law, or actions; (e) embargoes or blockades in effect on or after the date of this Agreement; (f) national or regional emergency; (g) strikes, labor stoppages or slowdowns, or other industrial disturbances; and other similar events beyond the reasonable control of the Impacted Party. The Impacted Party shall give notice within three (3) days of the Force Majeure Event to the other party, stating the period of time the occurrence is expected to continue. During the Force Majeure Event, the non-affected party may similarly suspend its performance obligations until such time as the affected party resumes performance. The affected party shall use diligent efforts to end the failure or delay and ensure the effects of such Force Majeure Event are minimized and shall resume performance of its obligations as soon as reasonably practicable after the removal of the cause.

8.10 Governing Authorities. The Services are to be completed in strict compliance with all laws, statutes, ordinances, rules and regulations of all governing authorities with jurisdiction (collectively, the “Applicable Laws”) and Vendor shall be responsible for verifying compliance with the Applicable Laws, including any application for, and procurement of, all required permits, approvals, certificates and licenses. Any portion of Vendor’s work done contrary to the Applicable Laws shall be corrected by Vendor at its sole cost and expense.

8.11 Arbitration. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof shall be settled by binding arbitration in accordance with the rules of the American Arbitration Association. Any party may commence arbitration by sending a written demand for arbitration to the other party. Such demand shall set forth the nature of the matter to be resolved by arbitration. Arbitration shall be conducted at Los Angeles, California. The arbitrator shall decide the matters submitted based upon the evidence presented, the terms of the Agreement and the laws of the State of California. The arbitrator shall issue a written award which shall state the bases of the award and include detailed findings of fact and conclusions of law. The parties shall share equally all initial costs of arbitration. The prevailing party shall be entitled to reimbursement of attorney fees, costs, and expenses incurred in connection with the arbitration.

8.12 Due Authorization. The individuals executing this Agreement herein below on behalf of Vendor and [*****] represent and warrant that they each have the authorization of the respective parties to do so and that the execution of this Agreement by them has been ratified and approved pursuant to those procedures established by each of the parties.

8.13 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to its subject matter and supersedes all prior agreements, understandings, expectations, and discussions of the parties, whether oral or written, and there are no other representations or agreements between the parties in connection with the subject matter hereof except as specifically set forth in this Agreement. No amendment, modification, waiver, or termination of this Agreement shall be binding unless executed in writing and signed by the party to be bound.

8.14 Counterparts. This Agreement may be executed in counterparts, each of which is an original but all of which together constitute but one and the same instrument. Signature pages of this Agreement may be detached from any counterpart and re-attached to any other counterpart of this Agreement which is identical in form hereto but having attached to it one or more additional signature pages.

[Signatures on the following page.]

IN WITNESS WHEREOF, the parties hereto have duly entered and executed this Master Services Agreement as of the day and year first above written.

[*****]	VENDOR:

[*****]	RICHTECH ROBOTICS INC.

	By:	/s/ Phil Zheng
	Name:	Phil Zheng
	Title:	Sales Director